Exhibit 99.1

Deloitte LLP Bay Adelaide Center, East Tower 22 Adelaide Street West Suite 200 Toronto ON M5H 0A9 Canada Tel: 416-601-6150 Fax: 416-601-6610 www.deloitte.ca

Independent Accountants’ Report on Applying Agreed-Upon Procedures

April 29, 2016

Royal Bank of Canada, acting as Administrative Agent of Real Estate Asset Liquidity Trust

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RBC Dominion Securities Inc.
RBC Capital Markets, LLC
National Bank Financial Inc.
BMO Nesbitt Burns Inc.
CIBC World Markets Inc.
Scotia Capital Inc.
TD Securities Inc.
Casgrain & Company Limited
Laurentian Bank Securities Inc. (collectively, the “Placement Agents”)

Dear Sirs / Mesdams:

We have performed the procedures described below, which were agreed to by Royal Bank of Canada (the “Company”), acting as Administrative Agent of Real Estate Asset Liquidity Trust (“REAL-T” or the “Trust”), and the Placement Agents (together with the Company, the "Specified Parties"), to assist you in evaluating the pool of mortgage loans (the “Mortgage Loans”) relating to the proposed offering of certain classes of Series 2016-1 Notes by Real Estate Asset Liquidity Trust.

The sufficiency of these procedures is the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein are used with the meanings as described in the Data File (as defined herein).

Procedures and Findings Relating to Certain Mortgage Loan Characteristics

The representatives of the Company provided us with a computer generated mortgage loan data file as of April 29, 2016 (the "Data File") containing 55 mortgage loans contributed by the Company. The Company is responsible for the preparation and accuracy of information in the Data File.

Royal Bank of Canada et al
April 29, 2016

At your request, for each of the Mortgage Loans set forth on the Data File, we compared certain characteristics (the "Characteristics"), with exception of characteristics 21, 27, 97, 120 and 122, to the corresponding information set forth on or derived from the corresponding Source Documents, as defined on page 9, and found them to be in agreement, except as described below. We also performed re-calculations, as required, or as determined by representatives of the Specified Parties, on certain of the Characteristics in the Data File, and found them to be arithmetically correct, except as noted below.

As indicated by representatives of RBC, the final executed copies of the Participation Agreement (the “Participation Agreement”) for Mortgage Loan 8 (Skyline GSC Industrial Montreal) and the Participation Agreement for Mortgage Loan 11 (The Opus Hotel) were outstanding as of the date of this report. We were instructed by representatives of RBC to use the draft versions of these Participation Agreements to perform our procedures.

We have been advised by representatives of RBC that differences not exceeding plus or minus 1 percent of the monetary amounts, specifically relating to characteristics 11, 34, 46, 47, 129, 130, 131, 133, 134, 135, as noted in the Data File are not considered to be exceptions to be reported for purposes of this letter.

Characteristics:
1	Loan Originator
2	Loan Number
3	Loan Purpose
4	Deal Name or Property Name
5	Property Address
6	Property City
7	Property Province
8	Property Postal Code
9	Property Type
10	Loan Amount
11	Cut-Off Date Balance
12	Percentage of Cut-Off Date Balance
13	Cumulative Percentage of Cut-Off Date Balance
14	Priority of Lender's Security
15	Payment Type
16	Day count
17	Payment Frequency
18	Payment Date Grace Period
19	Semi-Annual, not in Advance Interest Rate
20	Monthly Compounding Mortgage Rate
21	Administrative Cost Rate
22	Full Maturity Term (Months) (ARD for Balloon Loans and Fully Amortizing, Full Maturity for Hyperam Loans)
23	Anticipated Repayment Term in Months (“ARD Months”)
24	Remaining Term to Maturity ARD Months
25	Final Amortization Term (Months)
26	Remaining Amortization Term (Months)
27	Cut-Off Date (Paid Through Date)
28	Seasoning (Number of Loan Payments including Cut-Off Date payment)
29	Closing / Funding Date
30	Interest Adjustment Date
31	First Payment Date

Royal Bank of Canada et al
April 29, 2016

32	Maturity Date (ARD date if balloon or fully amortizing, full maturity date if hyperam)
33	Anticipated Repayment Date (“ARD”)
34	Balloon Amount
35	Amortization Description (Balloon, HyperAm or Fully Amortizing)
36	HyperAmortization Start Date, if applicable
37	Step-up interest Rate for HyperAmortization Loans
38	Remaining Prepayment Restrictions
39	Remaining Closed Period
40	Yield Maintenance Minimum
41	Yield Maintenance Begin Date
42	Yield Maintenance Spread
43	Defeasance Fee
44	Non-Penalty Open Period
45	Final Prepay Description
46	Monthly Blended Principal and Interest Payment
47	Annual Debt Service
48	Year 1 Net Operating Income (“NOI”)
49	Year 0 NOI
50	Year 0 (Underwritten) Replacement Reserves (or FF&E for Hotel)
51	Adjusted Underwritten NOI
52	Year 0 Net Cash Flow (“NCF”)
53	Adjusted Underwritten NOI DSCR
54	Underwritten NCF DSCR
55	Reconciled Appraised Value
56	Appraisal Value Date
57	Cut-Off Date Loan to Value
58	Balloon Loan to Value
59	Borrower Entity Name
60	Borrower Entity Type
61	Is Borrower a Canadian resident entity? (Yes or No)
62	Is Borrower a single asset entity, as identified by Lender? (Yes, No or Unknown)
63	Any Recourse (excluding carve-outs) or Guarantee? (Yes or No)
64	Amount of Recourse specified in Loan Documents, if applicable
65	To whom does Lender have Recourse, if applicable (list names, including Borrower)
66	Is this Loan cross-collateralized and cross-defaulted with other loans? (Yes or No)
67	If Loan is cross-collateralized and cross-defaulted, loan number(s) of other crossed loans.
68	Is this Loan related to other loans or other Seller loans in same securitization? (Yes or No)
69	If Loan is related to other loans or other Seller loans, name and relationship of Borrower or Principal on other loans in same securitization.
70	If Loan is related to other loans or Seller Loans, loan number(s) of other related loans.
71	Year Built
72	Year Renovated
73	Net Rentable Area
74	Current Balance Per. Sq. Ft., Units, Pad or Room
75	Net Rentable Area Units Measure
76	Occupied Rentable Area
77	Largest Tenant Name
78	Largest Tenant Area Leased (Sq. Ft.)
79	Largest Tenant Lease Expiry Date
80	Physical Occupancy
81	Rent Roll Date (Also Occupancy % Date)

Royal Bank of Canada et al
April 29, 2016

82	Number of separately assessed income-producing properties
83	Is the Property a condominium unit(s) or strata title? (Yes or No)
84	Fee, Leasehold or Fee and Leasehold
85	Does the Property consist in whole or in part of a leasehold interest? (Yes or No)
86	Ground Lease expiration date (excluding renewals), if applicable
87	Any subordinate debt secured by the Property? (Yes or No)
88	Amount of subordinate debt outstanding, if applicable
89	Is existing subordinate debt subject to subordination and standstill provisions? (Yes or No or N/A if not applicable)
90	Do Loan Documents permit future subordinate debt? (Yes or No)
91	If future subordinate debt permitted, provide information on Lender consent, Loan to Value/DSCR and Subordination and Standstill Agreement requirements.
92	Site Inspection Date
93	Single Tenant (Yes or No)
94	Remaining Defeasance Period
95	Any provision in Loan Documents allowing Borrower to obtain a release of part of the Proper from Lender's security? (Yes or No)
96	If Loan Documents allow Borrower to obtain release of part of the Property from Lender's security, describe release provisions.
97	Pool Code
98	Environmental Firm
99	Environmental Report Type
100	Environmental Report Analysis Date
101	Engineering Firm
102	Engineering Date
103	Replacement Reserve: Immediate ($)
104	Repair Reserve: Immediate ($)
105	Environmental Reserve: Immediate ($)
106	Debt Service Reserve: Immediate ($)
107	Realty Tax Reserve: Immediate ($)
108	Lease Rollover Reserve: Immediate ($)
109	Other Reserve: Immediate ($)
110	Other Reserve: Immediate (Type/Description)
111	Replacement Reserve: Monthly ($)
112	Repair Reserve: Monthly ($)
113	Environmental Reserve: Monthly ($)
114	Debt Service Reserve: Monthly ($)
115	Realty Tax Reserve: Monthly ($)
116	Lease Rollover Reserve: Monthly ($)
117	Other Reserve: Monthly ($)
118	Other Reserve: Monthly ($) (Type/Description)
119	Lock Box Requirement? (Yes or No)
120	Additional Notes
121	Participation or 100% ownership
122	Control number
123	Net mortgage rate
124	Pari Passu? (Yes or No)
125	If Pari Passu, initial or balance?
126	Pari Passu %
127	If Balance, name of Pool Code of initial
128	Whole Loan Amount

Royal Bank of Canada et al
April 29, 2016

129	Whole Loan Cut-Off Balance
130	Whole Loan Balloon Balance
131	Whole Loan Monthly Payment
132	Pooled Loan Amount
133	Pooled Cut-Off Balance
134	Pooled Loan Balloon Balance
135	Pooled Loan Monthly Payment
136	Non-Pooled Loan Amount
137	Non-Pooled Cut-Off Balance
138	Non-Pooled Loan Balloon Balance
139	Non-Pooled Loan Monthly Payment
140	A/B Note? (Yes or No)
141	B Note Amount
142	Any Future Reserves? (Yes or No)
143	Description of Future Reserves
144	% Occupied by Owner
145	Owner Occupied (Yes or No)
146	Remaining Yield Maintenance Period
147	Defeasance Begin Date
148	YR1 Net Cash Flow
149	YR2 Net Cash Flow
150	YR3 Net Cash Flow
151	YR1 Physical Occupancy
152	YR2 Physical Occupancy
153	YR3 Physical Occupancy
154	Debt Yield Origination

We compared characteristics 1, 2, 4, 10, 14, 15, 17 to 19, 22, 23, 25, 29 to 33, 35 to 46, 59 to 62, 66, 67, 82, 83, 95, 96, 103 to 119, 121, 124  to 127, 140 to 143 and 147 to the corresponding information set forth in or derived from at least one of the Commitment Letter, Mortgage Sale and Administration Agreement, Mortgage, Hypothéque, Borrower Rate Lock Confirmation, and the Legal Summary (collectively, the “Note Documents”) and found them to be in agreement except as set forth below.

•	With respect to characteristic 38, for Mortgage Loans with Seasoning (as determined in characteristic 28), we recalculated the remaining prepayment restrictions by subtracting the Seasoning from the original prepayment restrictions (as set forth in the Note Documents), and found them to be in agreement.

•	With respect to 53 Mortgage Loans, no Source Documents were provided for characteristics 124 to 126. We were advised by representatives of RBC that the aforementioned characteristics were not applicable in the event Participation Agreements were not provided. We did not perform procedures to verify such assertion.

•	With respect to characteristic 10, for Mortgage Loan 49 (South Hill Retail Moose Jaw), we were instructed to use the executed Solicitor’s Loan Summary in place of the Note Documents.

•	With respect to Mortgage Loan 40 (Ellesmere Multi-Res Toronto), we were instructed by representatives of RBC that the final executed Amended Mortgage would not be available as of the date of this report. As such we were instructed to accept characteristics 38, 40 to 41 and 45 for Mortgage Loan 40 as provided by RBC.

Royal Bank of Canada et al
April 29, 2016

We compared characteristic 3 to the respective asset summary report (the “ASR”) as prepared by RBC, or purchase & sale agreement (the “Purchase & Sale Agreement”), and found them to be in agreement.

We compared characteristics 5 to 7 to the respective title insurance (the “Title Insurance”), tax certificate (the “Tax Certificate”) or appraisal (the “Appraisal”), and found them to be in agreement.

We compared characteristic 8 to the Canada Post website and found them to be in agreement.

We compared characteristic 9 to the respective Appraisal and found them to be in agreement.

•	With respect to the Mortgage Loans indicated in the Data File as Anchored Shopping Center or Unanchored Shopping Center, we were advised by representatives of RBC to perform this procedure by applying the criteria set forth in the RBC underwriting guidelines (the “RBC Underwriting Guideline”) to information noted in the Note Documents and found them to be in agreement.

We compared characteristics 11 and 34 to the respective amortization schedule (the “Amortization Schedule”), as prepared by RBC, and found them to be in agreement.

With respect to characteristic 12, we recalculated the Percentage of Cut-Off Date Pool Balance by dividing (i) the individual loan Cut-Off Date Balance (as determined in characteristic 11) by (ii) the total Pool Cut-Off Date Balance, and found them to be arithmetically correct.

With respect to characteristic 13, we recalculated the Cumulative Percentage Cut-Off Date Pool Balance by (i) adding the individual Percentage of Cut-Off Date Pool Balance (as determined in characteristic 12) to (ii) the prior Cumulative Percentage Cut-Off Date Pool Balance (as calculated in order of Control Number), and found them to be arithmetically correct.

With respect to characteristic 16, we recalculated the Interest Accrual Method based on the attributes provided in the Amortization Schedule, and found them to be arithmetically correct.

With respect to characteristic 20, we recalculated the Monthly Compounding Mortgage Rate by converting the Final Semi-Annual Mortgage Rate (as set forth in the Note Documents) to a monthly rate, and found them to be arithmetically correct.

With respect to characteristic 24, we recalculated the Remaining Term to Maturity ARD Months by determining the number of payment dates from the Cut-Off Date to and inclusive of the Final Maturity Date or ARD (as set forth in the Note Documents), and found them to be arithmetically correct.

With respect to characteristic 26, we recalculated the Remaining Amortization Term (months) by subtracting the Seasoning (as determined in characteristic 28) from the Amortization Term (as determined in characteristic 25), and found them to be arithmetically correct.

With respect to characteristic 28, we recalculated the Seasoning by calculating the number of payment dates from the First Payment Date (as set forth in the Note Documents) to and inclusive of the Cut-Off Date, and found them to be arithmetically correct.

With respect to characteristic 47, we recalculated the Annual Debt Service by multiplying the Monthly Debt Service (as set forth in the Note Documents) by twelve, and found them to be arithmetically correct.

We compared characteristics 48 to 50, 52, and 148 to 153 to the respective ASR, and found them to be in agreement.

Royal Bank of Canada et al
April 29, 2016

With respect to characteristic 51, we recalculated the Underwritten NOI by adding the Replacement Reserve (or FF&E for Hotel) (as determined in characteristic 50) to Year 0 (Underwritten) NOI (as determined in characteristic 49), and found them to be arithmetically correct.

With respect to characteristic 53, we recalculated the Adjusted Underwritten NOI DSCR by dividing (i) the Underwritten NOI (including replacement reserves) (as determined in characteristic 51) by (ii) the Annual Debt Service (as determined in characteristic 47), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124), this procedure is based on the aggregate of the annual debt service of the Mortgage Loan and the related pari passu companion loan.

With respect to characteristic 54, we recalculated the underwritten NCF DSCR by dividing (i) the Underwritten NCF (as set forth in the respective ASR) by (ii) the Annual Debt Service (as determined in characteristic 47), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124), this procedure is based on the aggregate of the annual debt service of the Mortgage Loan and the related pari passu companion loan.

We compared characteristics 55 and 56 to the respective Appraisal, found them to be in agreement.

With respect to characteristic 57, we recalculated the Cut-Off Date Loan to Value by dividing (i) the Cut-Off Date Balance (as determined in characteristic 11) by (ii) the Appraised Value (as determined in characteristic 55), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124), this procedure was based on the aggregate of the Cut-Off Date Balance of the Mortgage Loan and the related pari passu companion loan.

With respect to characteristic 58, we recalculated the Balloon Loan to Value by dividing the (i) Balloon Amount (as determined in characteristic 34) by (ii) the Appraised Value (as determined in characteristic 55), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124), this procedure is based on the aggregate of the Balloon or ARD balance of the Mortgage Loan and the related pari passu companion loan.

We compared characteristics 63 to 65, to the respective Note Documents or guarantee (the “Guarantee”), and found them to be in agreement.

We compared characteristic 68, by identifying whether (i) Mortgage Loans with common borrowers (as determined in characteristic 59) or common entities whom lenders have recourse to (as determined in characteristic 65) and found them to be in agreement. In addition, we compared characteristic 68 to the Note Documents and found them to be in agreement.

With respect to characteristic 69, we compared Mortgages Loans with common relationship by identifying whether (i) Mortgage Loans relate to other loans or other RBC loans in the same securitization (as determined in characteristic 68)   and for the identified Mortgage Loans that relate to other loans or other RBC loans in the same securitization, (ii) concatenating the respective common borrowers (as determined in characteristic 59) and  the common entities whom lenders have recourse to (as determined in characteristic 65) and found them to be in agreement. In addition, we compared characteristic 69 to the Note Documents and found them to be in agreement.

Royal Bank of Canada et al
April 29, 2016

With respect to characteristic 70, we compared the loan number of other related loans by identifying (i) Mortgage Loans with common relationship (as determined in characteristic 69)   and for the identified Mortgage Loans with common relationship, (ii) concatenating the respective Loan Number (as determined in characteristic 2), and found them to be in agreement. In addition, we compared characteristic 69 to the Note Documents and found them to be in agreement.

We compared characteristics 71 and 72 to the respective Appraisal or engineering report (the “Engineering Report”) and found them to be in agreement.

•	With respect to characteristic 71, we were instructed by representatives of RBC to use the Appraisal for the year built. We were only instructed to use the Engineering Report in the event the documents were not consistent.

•	With respect to characteristic 72, we were instructed by representatives of RBC that interior updates were not considered renovations.

We compared characteristics 73, 75 to 79, 81, 93, 144 and 145 to the respective certified rent roll or rent roll (collectively the “Rent Roll”) or operating statement (the “Operating Statement”) and found them to be in agreement with the exception as set forth below.

•	With respect to characteristic 73, we were instructed by representatives of RBC to accept the Net Rentable Area as provided.

•	With respect to characteristic 76, for Mortgage Loans 11 (The Opus Hotel), 26 (Dancor Brantford Industrial London) and 50 (Skyline Port Elgin Retail), we were instructed by representatives of RBC to accept the Occupied Rentable Area as provided.

•	With respect to characteristic 81, for Mortgage Loan 54 (22nd Street Retail Saskatoon), we were instructed by representatives of RBC to use an email confirmation from the borrower to verify the rent roll date.

With respect to characteristic 74, we recalculated the Current Balance Per Sq. Ft., Units, Pad or Rooms by dividing (i) the Cut-Off Date Balance (as determined in characteristic 11) by (ii) the Sq. Ft., Units, Pad or Rooms (as determined in characteristic 73), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124), this procedure is based on the aggregate of the Cut-Off Date Balance of the Mortgage Loan and the related pari passu companion loan.

We compared characteristics 84 to 86 to the respective ground lease (the “Ground Lease”) or Note Documents, and found them to be in agreement.  We were instructed by representatives of RBC to assume that the characteristic was not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

We compared characteristics 87 to 91, to the respective subordination & standstill agreement (the “Subordination Agreement”) or Note Documents, and found them to be in agreement. We were instructed by representatives of RBC, to assume that the characteristics were not applicable in the event no source documentation was provided. We did not perform procedures to verify such assertion.

We compared characteristic 92, to the respective site inspection report (the “Site Inspection Report”) and found them to be in agreement.

Royal Bank of Canada et al
April 29, 2016

We compared characteristic 94, to the respective sum of all remaining defeasance periods (as determined in characteristic 38) and found them to be in agreement.

We compared characteristics 98 to 100 to the respective environmental report or peer review (collectively “the Environmental Report”) and found them to be in agreement.

•	With respect to characteristic 98 to 100, for Mortgage Loan 20 (Walkers Line Offices Burlington), we were instructed by representatives of RBC to use the certificate of publication (the “Certificate of Publication”).

•	With respect to Mortgage Loan 30 (Rossmere Shopping Centre), we were instructed by representatives of RBC that the final executed Phase II Environmental Report would not be available as of the date of this letter. As such, we were instructed to accept characteristics 109 and 110 for Mortgage Loan 30 as provided by RBC.

We compared characteristics 101 and 102 to the respective Engineering Report and found them to be in agreement.

With respect to characteristic 123, we recalculated the net mortgage rate by (i) subtracting the Administrative Cost Rate (as provided by RBC) from the (ii) Monthly Compounding Mortgage Rate (as determined in characteristic 20), and found them to be arithmetically correct.

We compared characteristics 128 to 139, to the respective Amortization Schedule or the Note Documents, and found them to be in agreement. We were instructed by representatives of RBC to assume that the characteristics were only applicable to Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124). We did not perform procedures to verify such assertion.

We compared characteristic 146, to the Remaining Yield Maintenance Periods (as determined in characteristic 38) and found them to be in agreement

With respect to characteristic 154, we recalculated the Debt Yield at Origination by dividing (i) the Underwritten NCF (as determined in characteristic 54) by (ii) the Loan Amount (as determined in characteristic 10), and found them to be arithmetically correct. With respect to the Mortgage Loans indicated in the Data File as pari passu loans (as determined in characteristic 124), this procedure is based on the aggregate of Loan Amount of the Mortgage Loan and the related pari passu companion loan.

The Note Documents, ASR, Purchase & Sale Agreement, Title Insurance, Tax Certificate, Appraisal, Amortization Schedule, Guarantee, Engineering Report, Rent Roll, Operating Statement, Ground Lease, Subordination Agreement,  Site Inspection Report, Environmental Report, and Certificate of Publication  indicated above were provided to us by representatives of RBC are collectively referred to herein as the “Source Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. Our comparison and re-computations were made using electronic copies of the Source Documents.

In Conclusion

We make no representations as to (i) the actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Mortgage Loans, (iii) the existence or ownership of the Mortgage Loans, or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies.

Royal Bank of Canada et al
April 29, 2016

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct an audit or review, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events and circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, provincial, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.